Prospectus Supplement

John Hancock Funds II
Supplement dated March 27, 2018 to the current prospectus

Small Cap Growth Fund (the fund)

Effective immediately, the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A		C	I	R6
Management fee[1]	0.88		0.88	0.88	0.88
Distribution and service (Rule 12b-1) fees	0.25	[2]	1.00	0.00	0.00
Other expenses[3]	0.18		0.18	0.18	0.08
Acquired fund fees and expenses[4]	0.01		0.01	0.01	0.01
Total annual fund operating expenses[5]	1.32		2.07	1.07	0.97

[1]	“Management fee” has been restated to reflect the contractual management fee schedule effective December 26, 2017.
[2]	“Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective March 27, 2018.
[3]	“Other expenses,” such as expected transfer agency expenses, have been estimated for the first year of operations of the fund’s Class A, Class C, Class I, and Class R6 shares.
[4]	“Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.
[5]	The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R6
		Sold	Not Sold
1 year	628	310	210	109	99
3 years	897	649	649	340	309
5 years	1,187	1,114	1,114	590	536
10 years	2,011	2,400	2,400	1,306	1,190

Also effective immediately, the second bullet under “Your account—Class cost structure—Class A shares” is amended and restated as follows:

•	Distribution and service (Rule 12b-1) fees of 0.25%

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated March 27, 2018 to the current Statement of Additional Information (the “SAI”), as may be

supplemented

Small Cap Growth Fund (the “Fund”)

Effective immediately, the Rule 12b-1 fee rate for Class A shares of the Fund has been reduced.

The fourth paragraph of the “DISTRIBUTION AGREEMENTS” section of the SAI is amended and restated as follows:

The Board has adopted distribution plans with respect to each class of shares (other than Class I, Class NAV, and Class R6 shares) pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, the Fund may pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class C shares, as applicable, of the Fund’s average daily net assets attributable to shares of the respective class of shares. However, the service portion of the Rule 12b-1 fees borne by a class of shares of the Fund will not exceed 0.25% of the average daily net assets attributable to such class of shares.

You should read this Supplement in conjunction with the SAI and retain it for future reference.